UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

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AMG Comvest Senior Lending Fund

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMG Comvest Senior Lending Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

Dear Shareholders:

You are cordially invited to attend the Special Meeting of Shareholders (the “Special Meeting”) of AMG Comvest Senior Lending Fund, a Delaware statutory trust that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Fund”) to be held on September 24, 2025, at 11:00 A.M. Eastern Time at the offices of the Fund at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. Shareholders of record of the Fund at the close of business on September 2, 2025 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

The Notice of Special Meeting of Shareholders and the proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting and the important shareholder vote to be conducted thereat. At the Special Meeting, shareholders of the Fund will be asked to:

(1)

approve a new investment advisory agreement (the “New Investment Advisory Agreement”) for the Fund with Comvest Credit Managers, LLC (the “Adviser”), the Fund’s current investment adviser (the “New Investment Advisory Agreement Proposal”). All material terms of the New Investment Advisory Agreement will remain unchanged from the Fund’s current investment advisory agreement between the Fund and the Adviser dated March 17, 2025 (the “Current Investment Advisory Agreement”), other than the date (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 14 of the proxy statement); and

(2)

approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal” and, together with the New Investment Advisory Agreement Proposal, the “Proposals”).

The four (4) board members of the Board of Trustees of the Fund (the “Board” or “Trustees”), including three (3) Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that you vote “FOR” our proposal to approve the New Investment Advisory Agreement between the Fund and the Adviser, which will replace the Current Investment Advisory Agreement and will, subject to your approval, become effective at the closing of the Transaction (as defined below).

As discussed in more detail in the accompanying proxy statement, on August 6, 2025, the indirect parent of the Adviser, Comvest Group Holdings LP (“Comvest”), entered into an agreement with an affiliate of Manulife Financial Corporation (with its affiliates, “Manulife”), through Manulife’s Global Wealth and Asset Management segment, to sell a 75% stake in Comvest’s private credit business (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2025.

As a BDC, the Fund is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. The closing of the Transaction will result in the automatic termination of the Current Investment Advisory Agreement under the 1940 Act. The Fund is seeking shareholder approval of the New Investment Advisory Agreement to prevent any disruption in the Adviser’s ability to provide services to the Fund once an “assignment” is deemed to occur. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement will become effective upon the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding

i

voting securities of the Fund and (b) the vote of a majority of Independent Trustees. If the Transaction is not consummated, the Adviser will continue to provide advisory services to the Fund pursuant to the Current Investment Advisory Agreement.

Under the New Investment Advisory Agreement, the Adviser will provide investment advisory services to the Fund on the same terms and for the same fees that are currently in effect (see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement” beginning on page 14 of the proxy statement). The Fund’s investment objective will not change as a result of the Transaction, and the Fund will continue to be a BDC. The Fund’s existing Trustees and officers will continue to serve in their current roles, except that certain officers affiliated with the Fund’s managing dealer intend to resign upon the closing of the Transaction to be replaced by Comvest employees, the Fund will continue to be managed pursuant to its current investment objective and investment strategy, and there is otherwise not expected to be any material change in the personnel providing investment advisory services to the Fund as a result of the Transaction.

Section 15(f) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a registered investment company or BDC occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied: (1) for three years following the consummation of the Transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser, and (2) during the two years after the Transaction, an “unfair burden” is not imposed on the investment company as a result of the sale of such interest. The Fund and the Board expect that the Transaction will comply with the requirements of Section 15(f). The Board has been informed that Manulife has agreed in the Transaction Agreement, subject to applicable law, not to take or omit to take any action that would have the effect of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction. At least 75% of the members of the Board at the closing of the Transaction will not be interested persons of the Adviser either under the New Investment Advisory Agreement or under the Current Investment Advisory Agreement.

The Transaction will NOT alter the number or type of shares owned by shareholders of the Fund, or cause a change to the advisory fees charged to the Fund.

After careful consideration, the four (4) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously determined that entering into the New Investment Advisory Agreement is in the best interests of the Fund and its shareholders, and unanimously approved and recommend that you vote “FOR” the proposal to approve the New Investment Advisory Agreement between the Fund and the Adviser, and “FOR” the Adjournment Proposal. You can vote for the Proposals by following the instructions on the enclosed proxy card and voting by telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

It is important that your shares be represented at the Special Meeting. Please follow the instructions on the enclosed proxy card and vote via telephone. You may vote your proxy by signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided. Voting by proxy does not deprive you of your right to participate in the Special Meeting. If a broker, bank, trustee, nominee or other intermediary holds your shares in “street name”, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

No matter how many or few shares in the Fund you own, your vote and participation are very important to us.

Sincerely,

/s/ Robert O’Sullivan
Robert O’Sullivan Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on September 24, 2025.

The proxy statement, a form of proxy card and the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online on the U.S. Securities and Exchange Commission website at www.sec.gov, on our website at www.wealth.amg.com, or by writing to AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President.

AMG Comvest Senior Lending Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401

September 24, 2025, 11:00 A.M., Eastern Time

Dear Shareholders:

Notice is hereby given to holders of common shares of beneficial interest, par value $0.01 per share (the “Common Shares”) of AMG Comvest Senior Lending Fund, a Delaware statutory trust that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “Fund”), that the Special Meeting of Shareholders (the “Special Meeting”) will be held on September 24, 2025. The Special Meeting will be held for the following purposes:

(1)

to consider and vote upon a proposal (the “New Investment Advisory Agreement Proposal”) to approve of a new investment advisory agreement for the Fund (the “New Investment Advisory Agreement”) with Comvest Credit Managers, LLC (the “Adviser”), which will replace the Fund’s current investment advisory agreement between the Fund and the Adviser dated March 17, 2025 (the “Current Investment Advisory Agreement”); and

(2)

to consider and vote upon a proposal to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal”).

The four (4) board members of the Board of Trustees of the Fund (the “Board” or “Trustees”), including three (3) Trustees who are not “interested persons” of the Fund (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal to approve the New Investment Advisory Agreement, which will replace the Current Investment Advisory Agreement, and will, subject to the approval of the shareholders, become effective at the closing of the Transaction (as defined below). As discussed in more detail in the accompanying proxy statement, on August 6, 2025, the indirect parent of the Adviser, Comvest Group Holdings LP (“Comvest”), entered into an agreement with an affiliate of Manulife Financial Corporation (with its affiliates, “Manulife”), through Manulife’s Global Wealth and Asset Management segment, to sell a 75% stake in Comvest’s private credit business (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2025.

As a BDC, the Fund is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition of 75% of the outstanding voting securities of Comvest, the parent company to the Adviser, the Fund’s investment strategy and team, including the Fund’s executive officers, are expected to remain materially unchanged (except that certain officers affiliated with the Fund’s managing dealer intend to resign upon the closing of the Transaction to be replaced by Comvest employees), and the Transaction is not expected to have a material impact on the advisory services provided to the Fund. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Fund once the assignment is deemed to occur as a result of the Transaction, the Fund is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New

Investment Advisory Agreement would become effective at the closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees.

A key closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such closing condition is satisfied or waived and the Transaction is consummated without the Fund’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Fund until shareholders approve the New Investment Advisory Agreement. If the Transaction is not consummated, the Adviser will continue to manage the Fund pursuant to the Current Investment Advisory Agreement.

At the Special Meeting, the shareholders of the Fund will be asked to (i) approve the New Investment Advisory Agreement between the Fund and the Adviser, that will replace the Current Investment Advisory Agreement with the Adviser and will become effective at the closing of the Transaction and (ii) approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

THE FOUR (4) TRUSTEES, INCLUDING THREE (3) TRUSTEES WHO ARE INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND A VOTE “FOR” THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL, AND “FOR” THE ADJOURNMENT PROPOSAL, AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

Enclosed is a copy of the proxy statement and proxy card. The close of business on September 2, 2025 has been fixed as the record date for the determination of holders of Common Shares, entitled to notice of, and to vote at, the Special Meeting or at any adjournment or postponement thereof. The enclosed voting materials allow you to vote your shares without attending the Special Meeting.

If your shares are held in “street name”, the broker, bank, trustee, nominee or other intermediary that holds your shares has the authority to vote them, absent your approval, only as to routine matters, of which there are none at the Special Meeting. As a result, for all matters to be voted on at the Special Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares, and they will vote your shares as you direct. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for the approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal. You can vote by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope. Additionally, the availability of telephone voting depends on the voting process used by the broker, bank, trustee, nominee or other intermediary that holds your shares.

Your vote and participation in the governance of the Fund is extremely important to us. Whether or not you plan to attend the Special Meeting, we urge you to please follow the instructions on the enclosed proxy card and vote via telephone. You may vote your proxy by completing, signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided.

v

The proposals to approve the New Investment Advisory Agreement and to adjourn the Special Meeting (in the latter case, as necessary or appropriate) are described in more detail in the attached proxy statement, which you should read carefully and in its entirety before authorizing a proxy to vote. A copy of the New Investment Advisory Agreement is attached as Exhibit A to the proxy statement.

Thank you for your continued support of AMG Comvest Senior Lending Fund.

By order of the Board of Trustees,

/s/ Robert O’Sullivan
Robert O’Sullivan Chairman of the Board of Trustees

The proxy statement, a form of proxy card and the Fund’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 are available online on the U.S. Securities and Exchange Commission website at www.sec.gov, on our website at www.wealth.amg.com, or by writing to AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President.

The Board is requesting your vote. Your vote is important regardless of the number of shares that you own. Whether or not you expect to attend the Special Meeting, we encourage you to promptly authorize a proxy vote via telephone, or complete and sign the enclosed proxy card and return it promptly. You may revoke your proxy at any time before the Special Meeting, consistent with instructions set forth in this proxy statement. Signing and returning the enclosed proxy card is important to ensure a quorum at the Special Meeting.

To ensure proper representation at the Special Meeting, please follow the instructions on the enclosed proxy card to authorize a proxy to vote your shares via telephone, or by signing, dating and returning the proxy card. Even if you vote your shares prior to the Special Meeting, you still may attend and participate in the Special Meeting.

AMG Comvest Senior Lending Fund

360 S. Rosemary Avenue, Suite 1700

West Palm Beach, Florida 33401

PROXY STATEMENT

2025 Special Meeting of Shareholders

General

We are furnishing you this proxy statement in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of AMG Comvest Senior Lending Fund (the “Fund”, “we”, “us” or “our”) for use at the Fund’s 2025 Special Meeting of Shareholders (the “Special Meeting”). The date of mailing of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and the proxy card is expected to be on or about September 5, 2025. When we refer to the Fund’s fiscal year, we mean the 12-month period ending December 31 of the stated year (for example, fiscal year 2024 is January 1, 2024 through December 31, 2024).

The four (4) members of the Board, including three (3) Trustees who are not “interested persons” of the Fund (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) (the “Independent Trustees”), present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal (the “New Investment Advisory Agreement Proposal”) to approve a new investment advisory agreement (the “New Investment Advisory Agreement”) between the Fund and Comvest Credit Managers, LLC (the “Adviser”), the Fund’s current investment adviser, which will replace the current investment advisory agreement between the Fund and the Adviser dated March 17, 2025 (the “Current Investment Advisory Agreement”), and will, subject to the approval of the shareholders, become effective at the closing of the Transaction (defined below). As discussed in more detail in the accompanying proxy statement, on August 6, 2025, the indirect parent of the Adviser, Comvest Group Holdings LP (“Comvest”), entered into an agreement with an affiliate of Manulife Financial Corporation (with its affiliates, “Manulife”), through Manulife’s Global Wealth and Asset Management segment, to sell a 75% stake in Comvest’s private credit business (the “Transaction”). The Transaction is currently expected to close in the fourth quarter of 2025 (the “Closing”).

As a business development company, or “BDC”, the Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition by Manulife of 75% of the outstanding voting securities of Comvest, the indirect parent company to the Adviser, the Fund’s investment strategy and team, including the Fund’s trustees and executive officers, are expected to remain materially unchanged (except that certain officers affiliated with the Managing Dealer (as defined below) intend to resign upon the Closing of the Transaction to be replaced by Comvest employees), and the Transaction is not expected to have a material impact on the advisory services provided to the Fund. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the Closing of the Transaction. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Fund once the assignment is deemed to occur as a result of the Transaction, the Fund is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement would become effective at the Closing of the Transaction and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees.

A key Closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such Closing condition is satisfied or waived and the Transaction is consummated without the Fund’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Fund until shareholders approve the New Investment Advisory Agreement. If the Transaction is not consummated, the Adviser will continue to manage the Fund pursuant to the Current Investment Advisory Agreement.

In addition, the four (4) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommend that shareholders vote “FOR” the proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement (the “Adjournment Proposal”). We encourage you to vote your shares, by following the instructions on the enclosed proxy card and granting a proxy (i.e., authorizing someone to vote your shares). If you provide voting instructions, via telephone or by signing, dating and returning the enclosed proxy card in the postage-paid envelope provided, and the Fund receives them in time for the Special Meeting, the persons named as proxies will vote your shares in the manner that you specified.

Special Meeting Information

The Special Meeting will be held at the offices of the Fund at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401. The Special Meeting will be held on September 24, 2025 at 11:00 A.M., Eastern Time.

You are entitled to participate in the Special Meeting only if you are a shareholder of the Fund as of the close of business on the record date for the Special Meeting, which is September 2, 2025 (the “Record Date”), or you hold a valid proxy for the Special Meeting.

Availability of Proxy and Special Meeting Materials

This proxy statement and the proxy card are also available at on the U.S. Securities and Exchange Commission website at www.sec.gov and on our website at www.wealth.amg.com.

QUESTIONS AND ANSWERS

The following are some questions that you may have about the Special Meeting, and brief answers to those questions. These questions and answers may not address all of the questions that are important to you. We encourage you to read carefully the more detailed information contained elsewhere in this proxy statement, the attachments to this proxy statement and the documents we refer to in this proxy statement.

Q:	What am I being asked to vote on?

A:

At the Special Meeting, shareholders of the Fund as of the Record Date are being asked to vote (i) to approve the New Investment Advisory Agreement Proposal and (ii) to approve the Adjournment Proposal (together with the New Investment Advisory Agreement Proposal, the “Proposals”).

Q:	Why am I being asked to vote on the New Investment Advisory Agreement now?

A:

Comvest, the indirect parent company of the Adviser, entered into a Transaction Agreement dated as of August 6, 2025 to sell a 75% stake in Comvest’s private credit business. The Closing is currently expected to occur in the fourth quarter of 2025.

As a BDC, the Fund is regulated under the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser. While the Transaction contemplates the acquisition by Manulife of 75% of the outstanding voting securities of Comvest, the parent company to the Adviser, the Fund’s investment strategy and team, including the Fund’s executive officers, are expected to remain materially unchanged (except that certain officers affiliated with the Managing Dealer (as defined below) intend to resign upon the Closing of the Transaction to be replaced by Comvest employees), and the Transaction is not expected to have a material impact on the advisory services provided to the Fund. In accordance with the 1940 Act, however, the Current Investment Advisory Agreement will automatically terminate upon the Closing. As a result, to prevent any disruption in the Adviser’s ability to provide services to the Fund once the assignment is deemed to occur as a result of the Transaction, the Fund is seeking shareholder approval of the New Investment Advisory Agreement. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement would become effective at the Closing and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees.

A key Closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such Closing condition is satisfied or waived and the Transaction is consummated without the Fund’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Fund until shareholders approve the New Investment Advisory Agreement. If the Transaction is not consummated, the Adviser will continue to manage the Fund pursuant to the Current Investment Advisory Agreement.

Q:	How does the Board recommend that I vote?

A:

The four (4) members of the Board, including three (3) Trustees who are Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement, unanimously approved and recommend that you vote “FOR” the New Investment Advisory Agreement Proposal, and the Adjournment Proposal.

In evaluating the New Investment Advisory Agreement, the Board reviewed certain materials furnished by Comvest. The Board discussed these materials and believes the New Investment Advisory Agreement is in the best interests of the Fund and its shareholders for the reasons described later in this proxy statement. Accordingly, after careful consideration, the Trustees present at the Board meeting to consider the approval of the New Investment Advisory Agreement, including each of the Independent Trustees in attendance, unanimously recommend that you vote “FOR” the proposal to approve the New Investment Advisory Agreement, and the Adjournment Proposal.

Q:	Do any of the Fund’s Trustees or officers have an interest in the approval of the New Investment Advisory Agreement that is different from that of the Fund’s shareholders generally?

A:

As described later in this proxy statement, some of our Trustees and officers have certain conflicts of interests in connection with the vote on the New Investment Advisory Agreement. For more information, see “Approval of New Investment Advisory Agreement—Transaction Agreement”, beginning on page 13 of this proxy statement.

Q:	Who is Manulife?

A:

Manulife Financial Corporation is a Canadian-based global financial services group and publicly-held corporation that trades under the symbol ‘MFC’ on the Toronto Stock Exchange, the New York Stock Exchange, and Philippine Stock Exchange, and under ‘945’ on the Stock Exchange of Hong Kong (“Manulife Financial Group”). Manulife Financial Group’s Wealth and Asset Management segment provides global investment, financial advice, and retirement plan services to 19 million individuals, institutions, and retirement plan members worldwide. This segment’s real estate, junior credit, private equity, leveraged senior loan, timber and farmland investment management activities are collectively branded as Manulife Investment Management Private Markets.

Q:	What implications will the Transaction have on the management of Comvest?

A:

If the Transaction is consummated, the current leadership team of Comvest will continue to manage the key strategic direction, operations, and activities of the Comvest business, subject to the generally applicable policies of Manulife. As such, the same Comvest personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of Comvest) and will continue to oversee the Fund’s investment program.

Q:	Will the Transaction change how the Fund is managed?

A:

No, the Transaction is not expected to have any material impact on the Fund’s management. The Fund will continue to be managed pursuant to its current investment objective and investment strategies, and the Fund’s existing Trustees and officers are expected to continue to serve in their current roles, except that certain officers affiliated with the Managing Dealer (as defined below) intend to resign upon the Closing of the Transaction to be replaced by Comvest employees. The Fund and the Board expect that the Transaction will comply with the requirements of Section 15(f) of the 1940 Act. There is not expected to be any material near-term change in the personnel providing investment advisory services to the Fund. The Fund’s investment objective will remain unchanged as a result of the entry into the New Investment Advisory Agreement. After Closing, the Fund will continue to be a BDC under the 1940 Act. Shareholders in the Fund will continue to own the same amount and type of shares in the Fund.

Q:	Will the management and incentive fees payable by the Fund change under the New Investment Advisory Agreement?

A:

No. The management and incentive fees payable by the Fund under the New Investment Advisory Agreement will be the same as the management and incentive fees payable under the Current Investment Advisory Agreement. Effectively, this will result in shareholders paying fees at the same time and in the same amount as if the Current Investment Advisory Agreement was not terminated by the Closing of the Transaction. For a description of the management and incentive fees payable under the Current Investment Advisory Agreement and those that will be payable under the New Investment Advisory Agreement, see “Proposal – Approval of New Investment Advisory Agreement – Overview of the New Investment Advisory Agreement – Advisory Fees” beginning on page 14 of this proxy statement.

Q:	How will the Transaction affect the service providers to the Fund?

A:

Adviser. The Adviser serves as the investment adviser to the Fund. Currently, the Adviser is a direct, wholly owned subsidiary of Comvest. After Closing, the Adviser will be an indirect, majority owned subsidiary of Manulife. However, Comvest’s current management will continue to manage the Adviser. The principal address of the Adviser and its principal executive offices are 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Administrator. AMG Funds LLC serves as the administrator (the “Administrator”) to the Fund pursuant to an administration agreement between the Fund and the Administrator dated as of March 17, 2025 (the “Administration Agreement”). AMG Funds LLC has notified the Fund that it will resign as Administrator to the Fund six months following the consummation of the Transaction. Following the consummation of the Transaction, the Board will look to retain a new administrator to provide administrative services the Fund.

Managing Dealer. AMG Distributors, Inc. serves as the managing dealer (the “Managing Dealer”) for the Fund pursuant to the managing dealer agreement between the Fund and the Managing Dealer (the “Managing Dealer Agreement”). Upon the Closing of the Transaction, AMG Distributors, Inc. will resign as the Managing Dealer to the Fund. Following the consummation of the Transaction, the Board will look to retain a new managing dealer to help distribute the Fund.

Q:	What will happen if the New Investment Advisory Agreement Proposal is not approved?

A:

A key Closing condition under the Transaction Agreement is that Comvest obtain from investment advisory clients representing a sufficient portion of certain annualized revenue payable to Comvest the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction. If such Closing condition is satisfied or waived and the Transaction is consummated without the Fund’s shareholders approving the New Investment Advisory Agreement, the Current Investment Advisory Agreement with the Adviser will remain in effect until the Transaction is consummated and, following the consummation of the Transaction, the Board may be required to approve a temporary interim investment advisory agreement in accordance with the 1940 Act so that the Adviser can continue managing the Fund until shareholders approve the New Investment Advisory Agreement.

Q:	What will happen if the Transaction is not completed?

A:	If the Transaction does not close for any reason, the Adviser will continue to provide advisory services to the Fund pursuant to the Current Investment Advisory Agreement.

Q:	Will the Fund bear the costs associated with the Transaction and this solicitation of proxies?

A:

No. Comvest will bear the fees and expenses incurred in connection with the consent solicitation process, including any costs associated with this solicitation of proxies, to obtain shareholder approval of a new investment advisory agreement resulting from the Transaction.

Q:	Who will conduct the solicitation?

A:

In addition to mail and e-mail, proxies may be solicited personally, via telephone, by regular employees of Comvest and its affiliates. No additional compensation will be paid to such regular employees for such services.

Q:	Who is entitled to vote?

A:	If you were a shareholder of the Fund as of the Record Date, or you hold a valid proxy for the Special Meeting, you are entitled to vote.

Q:	How do I vote my shares?

A:

Shareholders of Record (Shares Registered in Your Name). To vote your shares, please follow the instructions on the enclosed proxy card and vote via telephone. You may vote your proxy by signing, dating and returning the enclosed proxy card to us in the postage-paid envelope provided. You may still attend the Special Meeting and vote in person, even if you have already voted by proxy; in other words, voting by proxy does not deprive you of your right to participate in the Special Meeting.

Beneficial Owner (Shares Held in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary). If you hold common shares of the Fund through and in the name of a broker, bank, trustee, nominee or other intermediary, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Q:	What does it mean if I receive more than one proxy card?

A:

Some of the Fund’s shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions in each proxy card you receive.

Q:	May I revoke my proxy?

A:

Yes. If you are a shareholder of record of the Fund, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the Special Meeting and voting. If you hold shares of the Fund’s common shares through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Special Meeting does not automatically revoke your proxy. However, if you also vote in person at the Special Meeting, your proxy will be revoked.

Q:	What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A:	Shareholders of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held by a broker, bank, trustee, nominee or other intermediary and not in your name. Being a beneficial owner means that your shares are held in “street name.” As the beneficial owner, you have the right to direct your broker, bank, trustee, nominee or other intermediary how to vote your shares by following the voting instructions that your broker, bank, trustee, nominee or other intermediary provides. If you do not provide your broker, bank, trustee, nominee or other intermediary with instructions on how to vote your shares, your broker, bank, trustee, nominee or other intermediary will not be able to vote your shares with respect to the Proposals (which are each “non-routine” matters being considered by the Fund at the Special Meeting).

Q:	What will happen if I do not vote my shares?

A:

Shareholders of Record. If you are the shareholder of record of your shares and you do not vote by proxy card, via telephone or during the Special Meeting, your shares will not be voted at the Special Meeting.

Beneficial Owners. Brokers, banks, trustees, nominees and other intermediaries have discretionary authority to vote on “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. If your shares are held in street name (or “nominee name”) and you do not provide your broker, bank, trustee, nominee or other intermediary who holds such shares of record with specific instructions regarding how to vote on the Proposals, your broker, bank, trustee, nominee or other intermediary will not be permitted to vote your shares at the Special Meeting. Accordingly, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be voted, and such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal.

Q:	What is the vote required for the Proposals?

A:

Proposal 1: Approval of the New Investment Advisory Agreement. Approval of the New Investment Advisory Agreement Proposal requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not count as voted for this proposal and will not contribute to the affirmative vote requirement. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority of the Fund’s common shares present in person or represented by proxy and entitled to vote on the matter is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” this proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Q:	How do I find out the results of the voting at the Special Meeting?

A:

Preliminary voting results will be announced at the Special Meeting. Final voting results will be published in a current report on Form 8-K within four business days from the date of the Special Meeting.

Q:	Who should I call if I have any questions?

A:	If you have any questions about the Special Meeting, voting or your ownership of the Fund’s common shares, please contact Comvest toll free at (561) 727-2000.

Purpose of Special Meeting

The shareholders will be asked to vote (i) to approve the New Investment Advisory Agreement between the Fund and the Adviser, which will replace the Current Investment Advisory Agreement and will, subject to shareholder approval, become effective at the Closing of the Transaction and (ii) to approve a proposal to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies, in the event that there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement.

Voting Information

General

THE FOUR (4) MEMBERS OF THE FUND’S BOARD, INCLUDING THREE (3) INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” THE PROPOSAL TO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT BETWEEN THE FUND AND THE ADVISER, AND “FOR” THE PROPOSAL TO ADJOURN THE SPECIAL MEETING.

Voting Securities

You may cast one vote for each common share of the Fund that you owned as of the Record Date. Common shares have equal voting rights as all other common shares and are the only class of voting securities outstanding of the Fund. As of June 30, 2025, the Fund had 14,281,726 common shares outstanding.1

Appraisal Rights

Any shareholder voting against the Proposal will not have appraisal or other similar rights.

Quorum Required

For the Fund to conduct business at the Special Meeting, a quorum of shareholders must be present at the Special Meeting. The presence at the Special Meeting, in person or by proxy, of the shareholders of the Fund holding at least one-third (1/3) of the outstanding shares of the Fund (without regard to class or series) shall constitute a quorum. If such quorum shall not be present at any meeting of the shareholders, then the chairman of the meeting or the shareholders entitled to vote at such meeting, present in person or by proxy, shall have the power to adjourn the meeting to a date not more than one hundred twenty (120) days after the original record date without further notice other than announcement at the meeting. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the meeting as originally notified.

Submitting Voting Instructions for Shares Held Through and in the Name of a Broker, Bank, Trustee, Nominee or Other Intermediary

If you hold your common shares of the Fund through and in the name of a broker, bank, trustee, nominee or other intermediary, the broker, bank, trustee, nominee or other intermediary that holds your shares has discretionary authority to vote them, absent your approval, only as to “routine” matters, but not on “non-routine” matters. There are no “routine” matters being considered at the Special Meeting. As a result, if you hold your shares in street name (or “nominee name”) and do not provide your broker, bank, trustee, nominee or other intermediary who holds such shares of record with specific instructions regarding how to vote on the Proposals, your broker, bank, trustee, nominee or other intermediary will not be permitted to vote your shares at the Special Meeting.

Therefore, for all matters to be voted on at the Special Meeting, the broker, bank, trustee, nominee or other intermediary that holds your shares will need to obtain your authorization to vote those shares. They will vote your shares as you direct, and you must follow the instructions you receive from your broker, bank, trustee, nominee or other intermediary. If you fail to provide voting instructions to your broker, bank, trustee, nominee or other intermediary, those uninstructed shares held by the broker, bank, trustee, nominee or other intermediary will not be voted. Accordingly, such uninstructed shares will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Uninstructed shares will not be counted as a vote cast either “for” or “against” the Adjournment Proposal. If you hold common shares of the Fund through and in the name of a broker, bank, trustee, nominee or other intermediary and want to participate in the Special Meeting, your broker, bank, trustee, nominee or other intermediary will provide you with instructions on how to vote your shares.

Please note that to be sure your vote is counted on the Proposals, you should instruct your broker, bank, trustee, nominee or other intermediary how to vote your shares. If you do not provide voting instructions, votes may not be cast on your behalf with respect to the Proposals.

[1]	Represents an actual common share count as of June 30, 2025 based on the net asset value of $25.23 per share as of June 30, 2025.

Authorizing a Proxy for Shares Held in Your Name

If you are a record holder of common shares of the Fund, you may authorize a proxy to vote on your behalf by following the instructions provided on the enclosed proxy card. Authorizing your proxy will not limit your right to participate in the Special Meeting and vote your shares in person. A properly completed and submitted proxy will be voted in accordance with your instructions unless you subsequently revoke your instructions. If you authorize a proxy without indicating your voting instructions, the proxyholder will vote your shares according to the Board’s recommendations. Telephone voting procedures are designed to authenticate the shareholder’s identity and to allow shareholders to vote their shares and confirm that their instructions have been properly recorded. Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

Receipt of Multiple Proxy Cards

Some shareholders may hold their shares in more than one account and may receive a separate proxy card for each of those accounts. To ensure that all of your shares are represented at the Special Meeting, we recommend that you vote by following the instructions on each proxy card you receive.

Revoking Your Proxy

If you are a shareholder of record of the Fund, you can revoke your proxy at any time before it is exercised by: (i) delivering a written revocation notice that is received prior to the Special Meeting to AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President; (ii) submitting a later-dated proxy that we receive before the conclusion of voting at the Special Meeting; or (iii) participating in the Special Meeting and voting in person. If you hold common shares of the Fund through and in the name of a broker, bank, trustee, nominee or other intermediary, you must follow the instructions you receive from them in order to revoke your voting instructions. Simply participating in the Special Meeting does not automatically revoke your proxy. However, if you also vote in person at the Special Meeting, your proxy will be revoked.

Votes Required

Proposal 1: Approval of the New Investment Advisory Agreement. The affirmative vote of a “majority of the outstanding voting securities” of the Fund is required to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund. For the New Investment Advisory Agreement Proposal, uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as voted for the New Investment Advisory Agreement Proposal, and will not contribute to the affirmative vote required for approval of the New Investment Advisory Agreement Proposal. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

Proposal 2: Approval of the Adjournment of the Special Meeting. The affirmative vote of the holders of a majority of the Fund’s common shares present in person or represented by proxy and entitled to vote on the matter is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” the proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

Information Regarding This Solicitation

Comvest will bear all fees and expenses relating to the Proposals. In addition to mail and e-mail, proxies may be solicited personally, via telephone, by regular employees of Comvest and its affiliates and/or a paid solicitor. No additional compensation will be paid to such regular employees for such services. The principal address of Comvest is 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 30, 2025, the beneficial ownership information of each current Trustee of the Fund, as well as the Fund’s executive officers, each person known to it to beneficially own 5% or more of the outstanding shares of its common shares, and the executive officers and Trustees as a group. Percentage of beneficial ownership is based on 14,281,726 common shares outstanding as of June 30, 2025.2

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (“SEC”) and includes voting or investment power with respect to the securities. Based upon the absence of filings with the SEC by persons reporting beneficial ownership of 5% or more of the Fund’s common shares, the Fund believes there are no such persons.

Unless otherwise indicated, the Fund believes that each beneficial owner set forth in the table below has sole voting and investment power over the shares beneficially owned by such beneficial owner. The Trustees are divided into two groups—interested Trustees and independent Trustees. Each interested Trustee is an “interested person” of the Fund as defined in Section 2(a)(19) of the 1940 Act. The address of all executive officers and Trustees is AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Name	Type of Ownership	Number of Common Shares Owned Beneficially	Percentage of Fund Common Shares Outstanding
Interested Trustee:
Robert O’Sullivan	—	—	—
Independent Trustees:
David G. Lambert	—	—	—
Eric Rakowski	—	6,202.512	*
Peter MacEwen	—	—	—
Executive Officers Who Are Not Trustees:
Cecilio M. Rodriguez	—	—	—
Jason Gelberd	—	—	—
Greg Reynolds	—	—	—
Patrick Spellman	—	—	—
Michael Altschuler	—	—	—
Thomas Disbrow	—	—	—
John Starace	—	—	—
Maureen Kerrigan	—	—	—
Other	—	—	—
All officers and Trustees as a Group (12 persons)	—	6,202.512	*

(*)	Less than 1%.

[2]	Represents an actual common share count as of June 30, 2025 based on the net asset value of $25.23 per share as of June 30, 2025.

The following table sets forth, as of June 30, 2025, the dollar range of the Fund’s equity securities that is beneficially owned by each of the current Trustees of the Fund.

Name	Dollar Range Name of Equity Securities Beneficially Owned(1)(2)(3)
Interested Trustee:
Robert O’Sullivan		None
Independent Trustees:
David G. Lambert		None
Eric Rakowski	Over $	100,000
Peter MacEwen		None

(1)	Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
(2)	The dollar range of equities securities beneficially owned by the Fund’s Trustees is based on the net asset value of $25.23 per share as of June 30, 2025.
(3)	The dollar range of equity securities beneficially owned are: None, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000 or over $100,000.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS OF THE ADVISER

The following table sets forth the name, address, and principal occupation(s) of each principal executive officer and director of the Adviser. The address of each principal executive officer and director of the Adviser is c/o Comvest Credit Managers, LLC, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

Name	Position with the Adviser and / or the Fund	Principal Occupation / Interest in Upstream Parent Entities
Michael Altschuler	General Counsel of the Adviser; Vice President of the Fund	Partner and General Counsel of Comvest Partners

Maneesh Chawla	Senior Partner of the Adviser	Managing Partner of Comvest Partners

Michael Falk	Founder and Executive Chairman of the Adviser	Founder and Executive Chairman of Comvest Partners

Jason Gelberd	Partner of the Adviser; Co-Chief Investment Officer of the Fund	Partner and Co-Head of Direct Lending at Comvest Partners; Chief Operating Officer of Comvest Credit Partners

Robert O’Sullivan	Managing Partner of the Adviser; Chief Executive Officer of the Fund	Chief Executive Officer and co-founder of Comvest Credit Partners

Greg Reynolds	Partner of the Adviser; Co-Chief Investment Officer of the Fund	Partner and Co-Head of Direct Lending of Comvest Partners; Chief Investment Officer of Comvest Credit Partners

Cecilio M. Rodriguez	Chief Compliance Officer and Chief Financial Officer of the Adviser; Chief Financial Officer of the Fund	Chief Financial Officer of Comvest Partners

PARENT COMPANY NAME AND BASIS OF CONTROL OF THE ADVISER

The following description sets forth, as of March 28, 2025, the date of the latest Form ADV filing for Comvest Credit Managers, LLC, names and addresses of all parent companies of the Adviser and the basis of control of the Adviser and each parent by its immediate parent.

Comvest Group Holdings II LP, Comvest Credit Managers Feeder, L.P., Comvest Credit Managers Feeder II, L.P., and Comvest Credit Managers Feeder III, L.P. are direct owners of Comvest Credit Managers, LLC. The address of each entity is 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

PROPOSAL 1 – APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENT

Background

The Adviser currently serves as investment adviser to the Fund pursuant to the Current Investment Advisory Agreement between the Fund and the Adviser dated March 17, 2025. The Current Investment Advisory Agreement was last approved by our Board, including each of the Independent Trustees, on May 8, 2025, in connection with our renewal of the Current Investment Advisory Agreement.

Under the Current Investment Advisory Agreement, the Adviser determines the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes; determines the securities and other assets that the Fund will purchase, retain or sell; identifies, evaluates, and negotiates the structure of the Fund’s investments; executes, monitors and services the investments that the Fund makes; performs due diligence on prospective portfolio companies; votes, exercises consents and exercises all other rights appertaining to such securities and other assets on the Fund’s behalf; and provides the Fund with such other investment advisory, research and related services as the Fund may, from time to time, reasonably require. The Adviser receives, as compensation for the services provided, a base management fee and an incentive fee. The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for any share issuances or repurchases during the applicable quarter. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains.

The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other ash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Adviser or an affiliate in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under the Advisory Agreement and the Administration Agreement with the Fund’s Administrator, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred stock, but excluding the incentive fee and shareholder servicing and /or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments, with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns. Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.0% annualized). The Fund pays the Adviser an incentive fee with respect to the Fund’s Pre-Incentive

Fee Net Investment Income Returns in each calendar quarter as follows: (i) no incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.00% annualized); and (ii) 100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). This is referred to as Pre-Incentive Fee Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” 12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are paid to the Adviser.

The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with U.S. GAAP. Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The fees that are payable under the Current Investment Advisory Agreement for any partial period are appropriately prorated.

Comvest, the indirect parent company of the Adviser, entered into a Transaction Agreement dated as of August 6, 2025 to sell a 75% stake in Comvest’s private credit business. If the Transaction is consummated, the current leadership team of Comvest will continue to manage the key strategic direction, operations, and activities of the Comvest business, subject to the generally applicable policies of Manulife. As such, the same Comvest personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of Comvest) and will continue to oversee the Fund’s investment program.

As a BDC, the Fund is subject to the 1940 Act, which provides that any investment advisory agreement must terminate automatically upon its “assignment.” As used in the 1940 Act, the term “assignment” includes any transfer of a controlling block of outstanding voting securities of an adviser or the parent company of an adviser.

In accordance with the 1940 Act, the Current Investment Advisory Agreement automatically terminates upon its “assignment”. The Fund is seeking shareholder approval of the new investment advisory agreement to prevent any disruption in the investment adviser’s ability to provide services to the Fund once an “assignment” is deemed to occur. All material terms will remain unchanged from the Current Investment Advisory Agreement. If approved, the New Investment Advisory Agreement will become effective upon the Closing and would remain effective for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees. If the Transaction is not consummated, the Adviser will continue to provide advisory services to the Fund pursuant to the Current Investment Advisory Agreement.

The Trustees who attended the Board meeting to consider the approval of the New Investment Advisory Agreement, including each of the Independent Trustees in attendance, have unanimously approved the New Investment Advisory Agreement and believe it to be in the best interests of the Fund and its shareholders. The 1940 Act requires that a new investment advisory agreement be approved by both a majority of Independent Trustees and “a majority of the outstanding voting securities,” as such terms are defined under the 1940 Act.

Prior to the meeting of the Board held on August 27, 2025, the Board was provided certain materials furnished separately by Comvest and its affiliates regarding both the Current Investment Advisory Agreement and the New Investment Advisory Agreement. These materials were in addition to all the information provided to the Board by the Adviser in connection with the recent renewal of the Current Investment Advisory Agreement that occurred at the May 8, 2025 Board meeting (the “Prior Board Meeting 15(c) Materials”). The Board discussed whether it would be in the best interests of the Fund to approve the New Investment Advisory Agreement, to take effect in connection with the Closing. The four (4) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved and recommended that the New Investment Advisory Agreement be submitted to the Fund’s shareholders for approval at the Special Meeting.

The shareholders of the Fund are being asked at the Special Meeting to approve the New Investment Advisory Agreement between the Fund and the Adviser for an initial term of two years, and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees.

The Board believes that the approval of the New Investment Advisory Agreement is in the best interests of the Fund and its shareholders and will benefit the Fund. The Fund’s investment objective and investment strategies will remain unchanged as a result of the entry into the New Investment Advisory Agreement. Following the completion of the Transaction: (i) the Fund will continue to be a BDC; and (ii) shareholders of the Fund will still own the same amount and type of shares in the Fund. The Transaction is not expected to have any material impact on the Fund’s management.

Transaction Agreement

Comvest, the parent company of the Adviser, entered into a Transaction Agreement with Manulife, and through Manulife’s Global Wealth and Asset Management segment, which provides that Manulife will acquire 75% of the Comvest’s private credit business for $937.5 million in upfront consideration. In addition to the upfront consideration, Comvest will be eligible for additional consideration of up to $337.5 million, contingent on achieving certain performance targets. The Transaction Agreement provides Manulife the ability to purchase the remaining 25% through a put/call mechanism. As part of the Transaction Agreement, Manulife will align its senior credit team with Comvest’s private credit asset management platform.

None of the Trustees who are Independent Trustees of the Fund, which consist of David Lambert, Eric Rakowski, and Peter MacEwen, will receive any compensation in connection with the Transaction.

The obligation of the parties to complete the Transaction is subject to customary Closing conditions, including, without limitation that investment advisory clients representing a sufficient portion of the assets under management of all clients of Comvest and its affiliates have provided the requisite consents or approvals for the adoption of new investment advisory agreements and/or the Transaction; and the receipt of certain consents, approvals, and other actions as set forth in the Transaction Agreement.

The Independent Trustees do not have any interest in the Transaction. In considering the recommendation of the Board that shareholders vote “FOR” the proposal to approve the New Investment Advisory Agreement, shareholders should be aware and take into account the fact that the Fund’s interested Trustee and officers have interests in the Transaction that are expected to be different from, or in addition to, the interests of shareholders generally and that may create potential conflicts of interest. The Board was aware of and carefully considered these interests, among other matters, in evaluating the terms and structure of the Transaction and in recommending that shareholders of the Fund vote “FOR” the proposal to approve the New Investment Advisory Agreement.

Certain Conditions Under the 1940 Act

Section 15(f) of the 1940 Act provides that when a sale of securities or a controlling interest in an investment adviser to a registered investment company or BDC occurs, the investment adviser or any of its affiliated persons may receive any amount or benefit in connection with the sale if two conditions are satisfied:

(1) for three years following the consummation of the Transaction, at least seventy-five percent (75%) of the board of the investment company are not “interested persons” of the investment company’s investment adviser or its predecessor investment adviser and (2) during the two years after the Transaction, an “unfair burden” must not be imposed on the investment company as a result of the sale of such interest. The Fund and the Board expect that the Transaction will comply with the requirements of Section 15(f). The Board has been informed that Manulife has agreed in the Transaction Agreement, subject to applicable law, not to take or omit to take any action that would have the effect of causing the requirements of any of the provisions of Section 15(f) not to be met in respect of the Transaction. At least 75% of the members of the Board at the Closing of the Transaction will not be interested persons of the Adviser either under the New Investment Advisory Agreement or under the Current Investment Advisory Agreement.

Overview of the New Investment Advisory Agreement

A copy of the form of the New Investment Advisory Agreement marked to show changes from the Current Investment Advisory Agreement is attached to this proxy statement as Exhibit A. The following description of the material terms of the New Investment Advisory Agreement is only a summary and is qualified in its entirety by reference to Exhibit A.

Differences Between the Current Investment Advisory Agreement and the New Investment Advisory Agreement

The New Investment Advisory Agreement is substantively identical in all respects to the Current Investment Advisory Agreement, except for the date thereof.

Management Services

The Adviser is registered as an investment adviser under the Advisers Act. If the New Investment Advisory Agreement is approved by the shareholders of the Fund, upon the Closing and subject to the overall supervision of the Board, the Adviser will continue to manage the day-to-day operations of the Fund and provide the Fund with the same services as provided under the Current Investment Advisory Agreement.

The Adviser’s services under the New Investment Advisory Agreement will not be exclusive and the Adviser will generally be free to furnish similar services to other entities so long as its services to the Fund are not impaired.

Advisory Fees

There is no proposed change in the management fees payable by the Fund to the Adviser for investment advisory services under the New Investment Advisory Agreement. The Fund will continue to pay the Adviser a base management fee and an incentive fee on income and capital gains at the same rates. For the period January 1, 2024 through December 31, 2024, the Fund incurred $1,016,000 of management fees and $816,000 of incentive fees under the Current Investment Advisory Agreement. The cost of both the base management fee payable to the Adviser and any incentive fees earned by the Adviser will ultimately be borne by the Fund’s shareholders.

Duration and Termination

If the Fund’s shareholders approve the New Investment Advisory Agreement, unless earlier terminated as described below, the New Investment Advisory Agreement will become effective at Closing and remain in effect for two years from the date of its execution and thereafter from year-to-year if approved at least annually by (a) the vote of the Board or a majority of the outstanding voting securities of the Fund and (b) the vote of a majority of the Independent Trustees. The New Investment Advisory Agreement will automatically terminate in the event of its “assignment” as such term is defined under the 1940 Act. The New Investment Advisory Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s Trustees or on at least 120 days’ written notice by the Adviser.

Indemnification

The indemnification provisions under the Current and New Investment Advisory Agreements are currently identical. The New Investment Advisory Agreement, like the Current Investment Advisory Agreement, provides that the Adviser and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Adviser shall not be protected against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). The New Investment Advisory Agreement, like the Current Investment Advisory Agreement, provides that, absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Adviser’s services under this Agreement or otherwise as Adviser for the Fund. In addition, the Indemnified Parties will not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Adviser in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Adviser had reasonable cause to believe its conduct was unlawful. Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Board members of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding or (b) an independent legal counsel in a written opinion.

Finally, under both the Current and the New Investment Advisory Agreement, the Fund will not provide for indemnification of an Indemnified Party for any liability or loss suffered by such Indemnified Party, nor will the Fund provide that an Indemnified Party be held harmless for any loss or liability suffered by us, unless:

(1)	the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(2)	the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(3)

the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Adviser or an Affiliate (as defined in the Fund’s Declaration of Trust) of the Adviser, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Adviser or an affiliate of the Adviser; and

(4)	such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

Furthermore, under both Investment Advisory Agreements, an Indemnified Party will not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(1)	there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(2)	such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(3)

a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

Under both Investment Advisory Agreements, the Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(1)	the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(2)

the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

(3)

the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(4)

the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

Information about Executive Officers and Leadership

Upon the Closing, the current leadership team of Comvest will continue to manage the key strategic direction, operations, and activities of the Comvest business, subject to the generally applicable policies of Manulife. As such, the same Comvest personnel currently serving on the investment committee of the Adviser are expected to continue to serve in such functions following the consummation of the Transaction (and any decisions in respect of the composition of such investment committee will be made by the current leadership team of Comvest) and will continue to oversee the Fund’s investment program.

Board Approval of the New Investment Advisory Agreement

The Board met with the Adviser to consider the New Investment Advisory Agreement on August 27, 2025. Prior to the August 27, 2025 meeting, the Board met with representatives of the Adviser on August 5, 2025 to discuss the Transaction. At the meeting of the Board held on August 27, 2025, the four (4) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement unanimously approved the New Investment Advisory Agreement. The Independent Trustees met separately with their independent legal counsel in a private session in connection with their review of the New Investment Advisory Agreement and the Transaction. In reaching its decision to approve the New Investment Advisory Agreement, the Board, including each of the Independent Trustees in attendance, considered all the Prior Board Meeting 15(c) Materials, as well as the updated information provided by the Adviser (as requested by independent legal counsel to the Independent Trustees) at the August 27, 2025 Board meeting. In reaching a decision to approve the New Investment Advisory Agreement, the Board considered, among other things:

•

the nature, extent and quality of the advisory and other services provided to the Fund by the Adviser under the Current Investment Advisory Agreement as detailed in the Prior Board Meeting 15(c) Materials and the fact that the advisory and other services to be provided to the Fund by the Adviser are expected to remain the same under the New Investment Advisory Agreement;

•

the investment performance of the Fund and the Adviser, both in absolute terms as well as in comparison to the appropriate benchmark(s) and the Fund’s peer group as detailed in the Prior Board Meeting 15(c) Materials;

•

the costs of the services provided (including, where appropriate, comparative cost information for other BDCs and accounts receiving similar services) and the profits realized by the Adviser and their affiliates from their relationships with the Fund as detailed in the Prior Board Meeting 15(c) Materials;

•	whether the Adviser is receiving any “fall-out” benefits as a result of its relationship with the Fund as detailed in the Prior Board Meeting 15(c) Materials; and

•

the extent to which the Adviser is likely to realize economies of scale as the Fund’s assets grow and whether those economies of scale have been shared with the Fund and its shareholders through breakpoints in fee structure or through other means, including expense caps or fee waivers or reinvestments in the business as detailed in the Prior Board Meeting 15(c) Materials.

Nature, Extent and Quality of Services to be Provided

The Board considered the Adviser’s specific responsibilities in all aspects of day-to-day investment management of the Fund, including providing due diligence on investment opportunities, active portfolio monitoring, risk management, sourcing of investment opportunities and managerial assistance, monitoring adherence to the Fund’s investment restrictions and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. The Board noted that the services to be provided under the New Investment Advisory Agreement are identical to those services provided by the Adviser under the Current Investment Advisory Agreement. The Board also noted Comvest’s statements that the consummation of the Transaction is not expected to have any material impact on the services that the Adviser provides to the Fund.

In considering the nature, extent and quality of the investment management services to be provided by the Adviser, the Board noted that it had previously reviewed the written responses of the Adviser to inquiries from counsel to the Fund on behalf of the Trustees detailed in the Prior Board Meeting 15(c) Materials, which included, among other things, information about the background and experience of its management and investment professionals.

The Board noted that Comvest had approximately $15.2 billion in assets under management as of December 31, 2024. The Board previously discussed the scale of Comvest’s operations, which includes approximately 65 investment professionals and over 130 total employees, who operate from three offices as of December 31, 2024. The Board also noted that, since the launch of its first fund in 2000, Comvest has invested more than $16.8 billion of capital. The Board noted that there were no expected plans to materially alter the composition of the Comvest investment team as a result of the Transaction.

The Board took into account that management of the Fund’s investment portfolio will continue to be undertaken by the Adviser under the oversight of the investment committee.

The Adviser’s investment team that manages the Fund’s assets is the same team that leads the Comvest direct lending strategy. The Comvest senior leadership team consists of Robert O’Sullivan (Chief Executive Officer, Managing Partner, Co-Founder), Jason Gelberd (Partner, Chief Operating Officer, Co-Head of Direct Lending), and Greg Reynolds (Partner, Chief Investment Officer, Co-Head of Direct Lending).

The Fund’s investment committee (the “Investment Committee”) is comprised of a combination of the founding partners of Comvest and senior members of the Comvest direct lending team. The Investment Committee is comprised of Michael Falk, Jason Gelberd, Tom Goila, Lee Landrum, Robert O’Sullivan, Greg Reynolds, and Cecilio Rodriguez. The Board noted that there are no expected changes to the Fund’s Investment Committee as a result of the Transaction.

Based on the factors above, as well as those discussed below, the Board concluded that it was satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser, which would continue under the New Investment Advisory Agreement.

Investment Performance of the Fund and the Adviser

The Board discussed the investment performance of the Fund and the Adviser in absolute terms and compared to a peer group of comparable BDCs and their investment advisers and other affiliated funds, all as detailed in the Prior Board Meeting 15(c) Materials.

Comparison of the Management Fee, Incentive Fee and Expense Ratio to Other BDCs

The Board reviewed and considered comparative data with respect to the management fee, incentive fee, and expense ratio and the amount and structure of the expenses paid by the Fund’s BDC peer group, all as detailed in the Prior Board Meeting 15(c) Materials. The Board noted that the fee structure under the Current Investment Advisory Agreement would remain in place. They observed that the Fund’s base management fee and incentive fee are the same as the Fund’s BDC peer group. They observed that the Fund was in an early capital deployment stage during the period covered by the Prior Board Meeting 15(c) Materials and had fewer assets and higher fixed costs relative to the Fund’s BDC peer group. As a result, the Fund had higher adjusted expenses which are expected to decline as the Fund’s assets increase.

The Board also considered the current fee structures for Comvest’s and the Adviser’s other accounts and funds with strategies that most closely resemble the Fund’s present investment strategy.

Based on the information reviewed and the considerations detailed above, the Board, including each of the Independent Trustees in attendance, concluded that the fee and expense structure is fair and reasonable in relation to the services provided by the Adviser, which would continue under the New Investment Advisory Agreement.

Profitability of the Investment Advisory Agreement to the Adviser

The Board considered the profitability of the Adviser’s relationship with the Fund, all as detailed in the Prior Board Meeting 15(c) Materials. The Board discussed the Adviser’s expenses related to fulfilling its obligations pursuant to the Current Investment Advisory Agreement and noted that such expenses were not expected to change materially under the New Investment Advisory Agreement. The Board determined that the Adviser’s profitability with respect to the Fund was reasonable in relation to the services provided.

Economies of Scale

The Board noted that the Fund commenced its public offering of shares less than one year ago and as a result determined that it was premature to discuss potential economies of scale and noted that they would monitor for and have the opportunity to reassess economies of scale going forward. The Board noted that the fee structure under the New Investment Advisory Agreement would be the same as under the Current Investment Advisory

Agreement. Furthermore, the Board noted that, to the extent the assets of the Fund meaningfully exceed projected volumes, Comvest will continue to assess the appropriateness of providing economies of scale with respect to fees.

The Transaction

The Board also received substantial information about Manulife, including information about its business and resources. The Board was satisfied that the Transaction would not result in any adverse consequences for the Fund. In that regard, the Board noted statements from Comvest that the consummation of the Transaction was not expected to result in any material changes to the services the Adviser provides to the Fund, or the personnel providing those services.

The Board also considered that, based on the discussions at the August 27, 2025 Board meeting, Comvest and Manulife would not take any actions and would not fail to take any actions, that would cause conditions of Section 15(f) of the 1940 Act not to be satisfied, including a three-year period after the Transaction during which at least 75% of the members of the Board would remain disinterested within the meaning of the 1940 Act, and a two-year period during which the Adviser would not impose an “unfair burden” on the Fund.

Conclusion

No single factor was determinative of the decision of the four (4) members of the Board, including three (3) Independent Trustees, present at the Board meeting to consider the approval of the New Investment Advisory Agreement and individual Trustees may have weighed certain factors differently. Throughout the process, the Independent Trustees were advised by independent legal counsel to the Fund. Following this process, the Trustees who attended the Board meeting to consider the approval, including each of the Independent Trustees in attendance, unanimously voted to approve the New Investment Advisory Agreement and to recommend its submission to shareholders for their approval.

Required Vote

The affirmative vote of a “majority of the outstanding voting securities” of the Fund is required to approve the New Investment Advisory Agreement. Under the 1940 Act, a “majority of the outstanding voting securities” means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present in person or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or represented by proxy at the Special Meeting or (b) more than 50% of the outstanding shares of the Fund. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as voted, and will not contribute to the affirmative vote requirement. They will therefore have the effect of a vote cast “AGAINST” the proposal. Abstentions, if any, will also have the effect of a vote cast “AGAINST” this proposal.

THE FOUR (4) MEMBERS OF THE BOARD, INCLUDING THREE (3) INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY DETERMINED THAT ENTERING INTO THE NEW INVESTMENT ADVISORY AGREEMENT IS IN THE BEST INTERESTS OF THE FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY APPROVED THE NEW INVESTMENT ADVISORY AGREEMENT, AND THEREFORE RECOMMEND THAT YOU VOTE “FOR” THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT.

PROPOSAL 2 – APPROVAL OF THE ADJOURNMENT OF THE SPECIAL MEETING

Overview

We are asking the Fund’s shareholders to approve the Adjournment Proposal to adjourn the Special Meeting to a later date or dates, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement Proposal. If the Fund’s shareholders approve the Adjournment Proposal, we could adjourn the Special Meeting and any subsequent, adjourned meeting of the Fund’s shareholders and use the additional time to solicit required proxies, including proxies from shareholders who previously may have returned properly executed proxies voting against the New Investment Advisory Agreement Proposal. Among other things, approval of the Adjournment Proposal could mean that, even if we receive proxies in connection with the Special Meeting that represent a sufficient number of votes against the New Investment Advisory Agreement Proposal that it would be rejected, we could adjourn the Special Meeting without a vote on the New Investment Advisory Agreement Proposal and seek to convince the shareholders who provided such proxies to change their votes to votes in favor of the New Investment Advisory Agreement Proposal. Additionally, the presiding chairman of the Special Meeting may adjourn the Special Meeting in his or her discretion under the terms of the Fund’s bylaws.

Vote Required

The affirmative vote of a majority of the outstanding voting securities of the Fund shareholders entitled to vote at the Special Meeting, present in person or by proxy, is required to approve the Adjournment Proposal. Uninstructed shares held by a broker, bank, trustee, nominee or other intermediary will not be counted as a vote cast either “for” or “against” the proposal. Abstentions, if any, will have the effect of a vote cast “AGAINST” this proposal.

THE FOUR (4) MEMBERS OF THE BOARD, INCLUDING THREE (3) INDEPENDENT TRUSTEES, PRESENT AT THE BOARD MEETING TO CONSIDER THE APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT UNANIMOUSLY APPROVED AND RECOMMEND THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

OTHER MATTERS

Shareholder Proposals

Any shareholder proposals submitted pursuant to the SEC’s Rule 14a-8 for inclusion in the Fund’s proxy statement and form of proxy for the 2026 annual meeting of shareholders must be received a reasonable period prior to the 2026 annual meeting, as described below. The 2026 annual meeting is currently expected to be held in the second half of 2026, but the exact date, time and location, if any, of the meeting have yet to be determined. Any proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy statement and form of proxy. Any such proposal should be mailed to: AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President.

With respect to shareholder proposals or trustee nominations for the Fund to be presented at the 2026 annual meeting of shareholders other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, the shareholder must have given timely notice thereof in writing to the secretary of the Fund and such other business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder’s notice shall be delivered to the secretary at the principal executive office of the Fund not less than one hundred twenty (120) days nor more than one hundred fifty (150) days prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the mailing of the notice for the annual meeting is advanced or delayed by more than thirty (30) days from the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting, notice by the shareholder to be timely must be so delivered not earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for such annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for such annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for such meeting is first made. In no event shall the public announcement of a postponement or adjournment of an annual meeting commence a new time period for the giving of a shareholder’s notice as described above. For the 2026 annual meeting of shareholders, the Fund must receive such proposals and nominations no earlier than the close of business on the one hundred fiftieth (150th) day prior to the date of mailing of the notice for the 2026 annual meeting and not later than the close of business on the later of the one hundred twentieth (120th) day prior to the date of mailing of the notice for the 2026 annual meeting or the tenth (10th) day following the day on which public announcement of the date of mailing of the notice for the 2026 annual meeting is first made.

Proposals and nominations must also comply with the other requirements contained in the Fund’s bylaws, including supporting documentation and other information and representations. The submission of a proposal does not guarantee its inclusion in the Fund’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Fund reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Fund’s audit committee has established guidelines and procedures regarding the receipt, retention and treatment of comments regarding financial statement disclosures, accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Interested parties may contact the Fund’s chief compliance officer or the Chair of the Fund’s audit committee regarding Accounting Matters in writing at the address of the Fund.

Other Business

The Fund’s Board does not presently intend to bring any other business before the Special Meeting. As to any other business that may properly come before the Special Meeting, however, proxies will be voted in respect thereof in accordance with the discretion of the proxyholders.

Whether or not you expect to participate in the Special Meeting, please follow the instructions on the enclosed proxy card to vote via telephone, or sign, date and return the enclosed proxy card in the postage-paid envelope provided so that you may be represented at the Special Meeting. The Special Meeting will be held on September 24, 2025 at the offices of the Fund at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at 11:00 A.M. Eastern Time.

Delivery of Proxy Materials

Please note that only one copy of this proxy statement, the accompanying Notice of Special Meeting of Shareholders, and proxy card may be delivered to two or more shareholders of record of the Fund who share an address unless we have received contrary instructions from one or more of such shareholders. We will deliver promptly, upon request, a separate copy of any of these documents to shareholders of record of the Fund at a shared address to which a single copy of such document(s) was delivered. Shareholders who wish to receive a separate copy of any of these documents, or to receive a single copy of such documents if multiple copies were delivered, now or in the future, should submit their request by contacting Comvest at (561) 727-2000.

Available Information

The Fund files periodic reports, current reports, proxy statements and other information with the SEC. This information is available at the SEC’s public reference room at 100 F Street, NE, Washington, D.C. 20549 and on the SEC’s website at www.sec.gov. The public may obtain information on the operation of the SEC’s public reference room by calling the SEC at (202) 551-8090. This information, including the Fund’s most recent Annual Report on Form 10-K, is also available free of charge on our website at www.wealth.amg.com or by writing to AMG Comvest Senior Lending Fund, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 Attention: Vice President. The information on our website is not incorporated by reference into this proxy statement.

Exhibit A

~~AMENDED AND RESTATED~~

INVESTMENT MANAGEMENT AGREEMENT

This ~~Amended and Restated~~ Investment Management Agreement, dated and effective as of ~~March 17~~ September [ ], 2025 (this “Agreement”), is made by and between AMG Comvest Senior Lending Fund, a Delaware statutory trust (the “Fund~~,~~” ~~the successor entity to Comvest Credit Partners BDC Fund, L.P., a Delaware limited partnership (the “Partnership”)~~) and Comvest Credit Managers, LLC, a Delaware limited liability company (the “Management Company”).

~~WHEREAS, the Partnership and the Management Company entered into that certain Investment Management Agreement dated as of October 20, 2023 (the “Original Investment Management Agreement”);~~

~~WHEREAS, the Partnership has converted by operation of law into the Fund, a closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, as amended (the “1940 Act”); and~~

WHEREAS, the Fund desires to ~~continue to~~ retain the Management Company to furnish investment advisory services to the Fund on the terms and conditions hereinafter set forth, and the Management Company wishes to ~~continue to~~ be retained to provide such services.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the parties hereby agree ~~to amend and restate the Original Investment Management Agreement~~ as follows:

1. Appointment of Management Company. The Management Company hereby undertakes and agrees, upon the terms and conditions herein set forth, to provide overall investment advisory services for the Fund and in connection therewith to, in accordance with the Fund’s investment objective, policies and restrictions as in effect from time to time:

(a) determining the composition of the Fund’s portfolio, the nature and timing of the changes to the Fund’s portfolio and the manner of implementing such changes in accordance with the Fund’s investment objective, policies and restrictions;

(b) identifying investment opportunities and making investment decisions for the Fund, including negotiating the terms of investments in, and dispositions of, portfolio securities and other instruments on the Fund’s behalf;

(c) monitoring the Fund’s investments;

(d) performing due diligence on prospective portfolio companies;

(e) exercising voting rights in respect of portfolio securities and other investments for the Fund;

(f) serving on, and exercising observer rights for, boards of directors and similar committees of the Fund’s portfolio companies;

(g) negotiating, obtaining and managing financing facilities and other forms of leverage; and

(h) providing the Fund with such other investment advisory and related services as the Fund may, from time to time, reasonably require for the investment of capital, which may include, without limitation:

(i) making, in consultation with the Fund’s board of trustees (the “Board”), investment strategy decisions for the Fund;

(ii) serving as the Fund’s valuation designee pursuant to Rule 2a-5 under 1940 Act and reasonably assisting the Fund’s other service providers with the valuation of the Fund’s assets;

(iii) providing managerial assistance to portfolio companies of the Fund as requested by the portfolio companies, from time to time;

(iv) exercising voting rights in respect of the Fund’s portfolio securities and other investments;

(v) The Management Company shall, upon request by an official or agency administering the securities laws of a state (a “State Administrator”), submit to such State Administrator the reports and statements required to be distributed to the Fund’s shareholders pursuant to this Agreement, any registration statement filed with the Securities and Exchange Commission (“SEC”) and applicable federal and state law; and

(vi) The Management Company has a fiduciary responsibility and duty to the Fund for the safekeeping and use of all the funds and assets of the Fund, whether or not in the Management Company’s immediate possession or control. The Management Company shall not employ, or permit another to employ, such funds or assets except for the exclusive benefit of the Fund. The Management Company shall not contract away any fiduciary obligation owed by the Management Company to the Fund’s shareholders under applicable law.

Subject to the supervision of the Board, the Management Company shall have the power and authority on behalf of the Fund to effectuate its investment decisions for the Fund, including the execution and delivery of all documents relating to the Fund’s investments, the placing of orders for other purchase or sale transactions on behalf of the Fund and causing the Fund to pay investment-related expenses. In the event that the Fund determines to acquire debt financing, the Management Company will arrange for such financing on the Fund’s behalf. If it is necessary or appropriate for the Management Company to make investments on behalf of the Fund through a special purpose vehicle, the Management Company shall have authority to create or arrange for the creation of such special purpose vehicle and to make such investments through such special purpose vehicle (in accordance with the 1940 Act).

Subject to the prior approval of a majority of the Board, including a majority of the Board members who are not “interested persons” of the Fund (“Independent Board Members”) and, to the extent required by the 1940 Act and the rules and regulations thereunder, subject to any applicable guidance or interpretation of the SEC or its staff, by the shareholders of the Fund, as applicable, the Management Company may, from time to time, delegate to a sub-adviser or other service provider any of the Management Company’s duties under this Agreement, including the management of all or a portion of the assets being managed. The Fund acknowledges that the Management Company makes no warranty that any investments made by the Management Company hereunder will not depreciate in value or at any time not be affected by adverse tax consequences, nor does it give any warranty as to the performance or profitability of the assets or the success of any investment strategy recommended or used by the Management Company.

2. Expenses. In connection herewith, the Management Company agrees to maintain personnel within its organization to furnish the above services to the Fund. The Management Company shall bear all expenses arising out of its duties hereunder, except as provided in this Section 2.

Except as specifically provided below and above in Section 1 hereof, the Fund anticipates that all investment professionals and staff of the Management Company, when and to the extent engaged in providing investment advisory services to the Fund, and the base compensation, bonus and benefits, and the routine overhead expenses, of such personnel allocable to such services, will be provided and paid for by the Management Company. The Fund shall bear all other costs and expenses of its operations, administration and transactions as may be set forth in the Fund’s registration statement as of the date of the Fund’s Initial Closing Date (as defined in the Fund’s registration statement).

From time to time, the Management Company and its affiliates may pay third-party providers of goods or services. The Fund will reimburse the Management Company or such affiliates thereof for any such amounts paid on the Fund’s behalf. From time to time, the Management Company may defer or waive fees and/or rights to be reimbursed for expenses. All of the foregoing expenses will ultimately be borne by the Fund’s shareholders.

3. Transactions with Affiliates. The Management Company is authorized on behalf of the Fund, from time to time when deemed to be in the best interests of the Fund and to the extent permitted by applicable law, to purchase and/or sell securities in which the Management Company or any of its affiliates underwrites, deals in and/or makes a market and/or may perform or seek to perform investment banking services for issuers of such securities. The Management Company is further authorized, to the extent permitted by applicable law, to select brokers (including any brokers affiliated with the Management Company) for the execution of trades for the Fund.

4. Best Execution; Research Services.

(a) The Management Company is authorized, for the purchase and sale of the Fund’s portfolio securities, to employ such dealers and brokers as may, in the judgment of the Management Company, implement the policy of the Fund to obtain the best results, taking into account such factors as price, including dealer spread, the size, type and difficulty of the transaction involved, the firm’s general execution and operational facilities and the firm’s risk in positioning the securities involved. Consistent with this policy, the Management Company is authorized to direct the execution of the Fund’s portfolio transactions to dealers and brokers furnishing statistical information or research deemed by the Management Company to be useful or valuable to the performance of its investment advisory functions for the Fund. It is understood that in these circumstances, as contemplated by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the commissions paid may be higher than those which the Fund might otherwise have paid to another broker if those services had not been provided. Information so received will be in addition to and not in lieu of the services required to be performed by the Management Company. It is understood that the expenses of the Management Company will not necessarily be reduced as a result of the receipt of such information or research. Research services furnished to the Management Company by brokers who effect securities transactions for the Fund may be used by the Management Company in servicing other investment companies, entities or funds and accounts which it manages. Similarly, research services furnished to the Management Company by brokers who effect securities transactions for other investment companies, entities or funds and accounts which the Management Company manages may be used by the Management Company in servicing the Fund. It is understood that not all of these research services are used by the Management Company in managing any particular account, including the Fund.

The Management Company and its affiliates may aggregate purchase or sale orders for the assets with purchase or sale orders for the same security for other clients’ accounts of the Management Company or of its affiliates, the Management Company’s own accounts and hold proprietary positions in accordance with its current aggregation and allocation policy (collectively, the “Advisory Clients”), but only if (x) in the Management Company’s reasonable judgment such aggregation results in an overall economic or other benefit to the assets taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses and factors and (y) the Management Company’s actions with respect to aggregating orders for multiple Advisory Clients, as well as the Fund, are consistent with applicable law. However, the Management Company is under no obligation to aggregate any such orders under any circumstances.

(b) All fees and expenses paid by any party for any services rendered to organize the Fund and to initially acquire assets for the Fund, including organization and offering expenses, acquisition fees, acquisition expenses, and any other similar fees, however designated by the Board (“Front End Fees”) shall be reasonable and shall not exceed 18% of the gross proceeds of any offering, regardless of the source of payment and the percentage of gross proceeds of any offering committed to investment shall be at least eighty-two percent (82%). All items of compensation to underwriters or dealers, including, but not limited to, selling commissions, expenses, rights of first refusal, consulting fees, finders’ fees and all other items of compensation of any kind or description paid by the Fund, directly or indirectly, shall be taken into consideration in computing the amount of allowable Front End Fees.

5. Remuneration.

The Fund agrees to pay, and the Management Company agrees to accept, as compensation for the services provided by the Management Company hereunder, a base management fee and an incentive fee as hereinafter set forth. The Fund shall make any payments due hereunder to the Management Company or to the Management Company’s designee as the Management Company may otherwise direct.

(a) Management Fee. The management fee is payable quarterly in arrears at an annual rate of 1.25% of the value of the Fund’s net assets as of the beginning of the first calendar day of the applicable quarter adjusted for any Share issuances or repurchases during the applicable quarter. Net assets means the Fund’s total assets less the carrying value of the Fund’s liabilities, determined on a consolidated basis in accordance with U.S. generally accepted accounting principles (“GAAP”).

(i) Incentive Fee. The incentive fee will consist of two components that are independent of each other, with the result that one component may be payable even if the other is not. A portion of the incentive fee is based on a percentage of the Fund’s income and a portion is based on a percentage of the Fund’s capital gains, each as described below.

(1)

Incentive Fee Based on Income. The portion based on the Fund’s income is based on Pre-Incentive Fee Net Investment Income Returns. “Pre-Incentive Fee Net Investment Income Returns” means dividends, cash interest or other distributions or other cash income and any third-party fees received from portfolio companies (such as upfront fees, commitment fees, origination fee, amendment fees, ticking fees and break-up fees, as well as prepayments premiums, but excluding fees for providing managerial assistance and fees earned by the Management Company or an Affiliate (as defined in the Fund’s Amended and Restated Declaration of Trust, as amended and restated from time to time (the “Declaration of Trust”)), in its capacity as an administrative agent, syndication agent, collateral agent, loan servicer or other similar capacity) accrued during the month, minus operating expenses for the month (including the management fee, taxes, any expenses payable under this Agreement and the Administration Agreement between the Fund and AMG Funds LLC, any expense of securitizations, and interest expense or other financing fees and any dividends paid on preferred shares, but excluding the incentive fee and shareholder servicing and /or distribution fees). Pre-Incentive Fee Net Investment Income Returns includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero-coupon securities), accrued income that the Fund has not yet received in cash. Pre-Incentive Fee Net Investment Income Returns do not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The impact of expense support payments and recoupments are also excluded from Pre-Incentive Fee Net Investment Income Returns.

Pre-Incentive Fee Net Investment Income Returns, expressed as a rate of return on the value of the Fund’s net assets at the end of the immediate preceding quarter, is compared to a “hurdle rate” of return of 1.25% per quarter (5.00% annualized).

The Fund will pay the Management Company an incentive fee quarterly in arrears with respect to the Fund’s Pre-Incentive Fee Net Investment Income Returns in each calendar quarter as follows:

•

No incentive fee based on Pre-Incentive Fee Net Investment Income Returns in any calendar quarter in which the Fund’s Pre-Incentive Fee Net Investment Income Returns do not exceed the hurdle rate of 1.25% per quarter (5.00% annualized);

•

100% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns with respect to that portion of such Pre-Incentive Fee Net Investment Income Returns, if any, that exceeds the hurdle rate but is less than a rate of return of 1.43% (5.72% annualized). The Fund refers to this portion of the Pre-Incentive Fee

Net Investment Income Returns (which exceeds the hurdle rate but is less than 1.43%) as the “catch-up.” The “catch-up” is meant to provide the Management Company with approximately 12.5% of the Fund’s Pre-Incentive Fee Net Investment Income Returns as if a hurdle rate did not apply if this net investment income exceeds 1.43% in any calendar quarter; and

•

12.5% of the dollar amount of the Fund’s Pre-Incentive Fee Net Investment Income Returns, if any, that exceed a rate of return of 1.43% (5.72% annualized). This reflects that once the hurdle rate is reached and the catch-up is achieved, 12.5% of all Pre-Incentive Fee Net Investment Income Returns thereafter are paid to the Management Company.

Percentage of Pre-Incentive Fee Net Investment Income Allocated to Quarterly Incentive Fee.

These calculations are pro-rated for any period of less than three months and adjusted for any Share issuances or repurchases during the applicable quarter.

(2)

Incentive Fee Based on Capital Gains. The second component of the incentive fee, the capital gains incentive fee, is payable at the end of each calendar year in arrears. The amount payable equals 12.5% of cumulative realized capital gains from inception through the end of such calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid incentive fee on capital gains as calculated in accordance with GAAP.

Each year, the fee paid for the capital gains incentive fee is net of the aggregate amount of any previously paid capital gains incentive fee for all prior periods. The Fund will accrue, but will not pay, a capital gains incentive fee with respect to unrealized appreciation because a capital gains incentive fee would be owed to the Management Company if the Fund were to sell the relevant investment and realize a capital gain. For the purpose of computing the capital gains incentive fee, the calculation methodology will look through derivative financial instruments or swaps as if the Fund owned the reference assets directly. In no event will the capital gains incentive fee payable pursuant to this Agreement be in excess of the amount permitted by the Investment Advisers Act of 1940, as amended (the “Advisers Act”), including Section 205 thereof.

The fees that are payable under this Agreement for any partial period will be appropriately prorated.

6. Representations and Warranties.

(a) The Management Company represents and warrants that it is duly registered and authorized as an investment Management Company under the Advisers Act, and the Management Company agrees to maintain effective all material requisite registrations, authorizations and licenses, as the case may be, until the termination of this Agreement.

(b) The Management Company shall prepare or shall cause to be prepared and distributed to shareholders during each year the following reports of the Fund (either included in a periodic report filed with the SEC or distributed in a separate report) (i) within sixty (60) days of the end of each quarter, a report containing the same financial information contained in the Fund’s Quarterly Report on Form 10-Q filed by the Fund under the Exchange Act and (ii) within one hundred and twenty (120) days after the end of the Fund’s fiscal year, an annual report that shall include financial statements prepared in accordance with GAAP which are audited and reported on by independent certified public accountants; (iii) a report of the material activities of the Fund during the period covered by the report; (iv) where forecasts have been provided to the Fund’s shareholders, a table comparing the forecasts previously provided with the actual results during the period covered by the report; and (v) a report setting forth distributions to the Fund’s shareholders for the period covered thereby and separately identifying distributions from: (A) cash flow from operations during the period; (B) cash flow from operations during a prior period which have been held as reserves; (C) proceeds from disposition of assets; and (D) reserves from the gross proceeds of the Fund’s offering.

(c) From time to time and not less than quarterly, the Fund shall cause the Management Company to review the Fund’s accounts to determine whether cash distributions are appropriate. The Fund may, subject to authorization by the Board, distribute pro rata to the Fund’s shareholders funds which the Board deems unnecessary to retain in the Fund. The Board may from time to time authorize the Fund to declare and pay to the Fund’s shareholders such dividends or other distributions, in cash or other assets of the Fund or in securities of the Fund, including in shares of one class or series payable to the holders of the shares of another class or series, or from any other source as the Board in its discretion shall determine. Any such cash distributions to the Management Company shall be made only in conjunction with distributions to shareholders and only out of funds properly allocated to the Management Company’s account. All such cash distributions shall be made only out of funds legally available therefor pursuant to Delaware Law, as amended from time to time.

(d) The Management Company shall, in its sole discretion, temporarily place proceeds from offerings by the Fund of its equity securities into short-term, highly liquid investments which, in its reasonable judgment, afford appropriate safety of principal during such time as it is determining the composition and allocation of the portfolio of the Fund and the nature, timing and implementation of any changes thereto pursuant to Section 1 of the this Agreement; provided however, that the Management Company shall be under no fiduciary obligation to select any such short-term, highly liquid investment based solely on any yield or return of such investment. The Management Company shall cause any proceeds of the offering of Fund securities not committed for investment within the later of two years from the date of effectiveness of the Fund’s initial registration statement or one year from termination of the offering, unless a longer period is permitted by the applicable State Administrator, to be paid as a distribution to the shareholders of the Fund as a return of capital without deduction of a sales load.

7. Services Not Deemed Exclusive. The Fund and the Board acknowledge and agree that:

(a) the services provided hereunder by the Management Company are not to be deemed exclusive, and the Management Company and any of its affiliates or related persons are free to render similar services to others and to use the research developed in connection with this Agreement for other Advisory Clients or affiliates. The Fund agrees that the Management Company may give advice and take action with respect to any of its other Advisory Clients which may differ from advice given or the timing or nature of action taken with respect to any client or account so long as it is the Management Company’s policy, to the extent practicable, to allocate investment opportunities to the client or account on a fair and equitable basis relative to its other Advisory Clients. It is understood that the Management Company shall not have any obligation to recommend for purchase or sale any loans which its principals, affiliates or employees may purchase or sell for its or their own accounts or for any other client or account if, in the opinion of the Management Company, such transaction or investment appears unsuitable, impractical or undesirable for the Fund. Nothing herein shall be construed as constituting the Management Company an agent of the Fund; and

(b) the Management Company and its affiliates may face conflicts of interest as described in the Fund’s currently effective registration statement and/or the Fund’s periodic filings with the SEC (as such disclosures may be updated from time to time) and such disclosures have been provided, and any updates will be provided, to the Board in connection with its consideration of this Agreement and any future renewal of this Agreement.

8. Limit of Liability.

(a) The Management Company and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it (the “Indemnified Parties”) shall not be liable for any error of judgment or mistake of law or for any act or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that the Management Company shall not be protected against any liability to the Fund or its shareholders to which the Management Company would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the reckless disregard of its duties and obligations (“disabling conduct”). An Indemnified Party may consult with counsel and accountants in respect of the Fund’s affairs and shall be fully protected and justified in any action or inaction which is taken in accordance with the advice or opinion of such counsel and accountants; provided, that such counsel or accountants were selected with reasonable care. Absent disabling conduct, the Fund will indemnify the Indemnified Parties against, and hold them harmless from, any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of the Management Company’s services under this Agreement or otherwise as Management Company for the Fund. The Indemnified Parties shall not be liable under this Agreement or otherwise for any loss due to the mistake, action, inaction, negligence, dishonesty, fraud or bad faith of any broker or other agent; provided, that such broker or other agent shall have been selected, engaged or retained and monitored by the Management Company in good faith, unless such action or inaction was made by reason of disabling conduct, or in the case of a criminal action or proceeding, where the Management Company had reasonable cause to believe its conduct was unlawful.

Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before which the proceeding was brought that the Indemnified Party was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Indemnified Party was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of Board members of the Fund who are neither “interested persons” of the Fund nor parties to the proceeding (“disinterested non-party Board members”) or (b) an independent legal counsel in a written opinion.

An Indemnified Party shall be entitled to advances from the Fund for payment of the reasonable expenses (including reasonable counsel fees and expenses) incurred by it in connection with the matter as to which it is seeking indemnification in the manner and to the fullest extent permissible under law. Prior to any such advance, the Indemnified Party shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Indemnified Party shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of a quorum of disinterested non-party Board members or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Indemnified Party will ultimately be found to be entitled to indemnification.

(b) Notwithstanding Section 8(a) to the contrary, the Fund shall not provide for indemnification of an Indemnified Party for any liability or loss suffered by an Indemnified Party, nor shall the Fund provide that any of the Indemnified Parties be held harmless for any loss or liability suffered by the Fund, unless all of the following conditions are met:

(i) the Fund has determined, in good faith, that the course of conduct that caused the loss or liability was in the best interests of the Fund;

(ii) the Fund has determined, in good faith, that the Indemnified Party was acting on behalf of or performing services for the Fund;

(iii) the Fund has determined, in good faith, that such liability or loss was not the result of (A) negligence or misconduct, in the case that the Indemnified Party is the Management Company or an Affiliate (as defined in the Declaration of Trust) of the Management Company, or (B) gross negligence or willful misconduct, in the case that the Indemnified Party is a trustee of the Fund who is not also an officer of the Fund or the Management Company or an Affiliate of the Management Company; and

(iv) such indemnification or agreement to hold harmless is recoverable only out of the Fund’s net assets and not from the Fund shareholders.

Furthermore, the Indemnified Party shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws by such party unless one or more of the following conditions are met:

(i) there has been a successful adjudication on the merits of each count involving alleged material securities law violations as to the Indemnified Party;

(ii) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the Indemnified Party; or

(iii) a court of competent jurisdiction approves a settlement of the claims against the Indemnified Party and finds that indemnification of the settlement and the related costs should be made, and the court considering the request for indemnification has been advised of the position of the SEC and of the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

(c) The Fund may pay or reimburse reasonable legal expenses and other costs incurred by the Indemnified Party in advance of final disposition of a proceeding only if all of the following are satisfied:

(i) the proceeding relates to acts or omissions with respect to the performance of duties or services on behalf of the Fund;

(ii) the Indemnified Party provides the Fund with written affirmation of such Indemnified Party’s good faith belief that the Indemnified Party has met the standard of conduct necessary for indemnification by the Fund;

(iii) the legal proceeding was initiated by a third party who is not a Fund shareholder, or, if by a Fund shareholder acting in his or her capacity as such, a court of competent jurisdiction approves such advancement; and

(iv) the Indemnified Party provides the Fund with a written agreement to repay the amount paid or reimbursed by the Fund, together with the applicable legal rate of interest thereon, if it is ultimately determined that the Indemnified Party did not comply with the requisite standard of conduct and is not entitled to indemnification.

9. Duration and Termination.

(a) This Agreement shall become effective as of the date first written above. This Agreement may be terminated at any time, without the payment of any penalty, on 60 days’ written notice by the Fund, by the vote of a majority of the outstanding voting securities of the Fund or by the vote of the Fund’s directors or on at least 120 days’ written notice by the Management Company. The provisions of Section 8 of this Agreement shall remain in full force and effect, and the Management Company shall remain entitled to the benefits thereof, notwithstanding any termination of this Agreement. Further, notwithstanding the termination or expiration of this Agreement as aforesaid, the Management Company shall be entitled to any amounts owed under Sections 2 or 5 through the date of termination or expiration, and Section 8 shall continue in force and effect and apply to the Management Company and its representatives as and to the extent applicable.

(b) This Agreement shall continue in effect for two years from the date of this Agreement and thereafter shall continue automatically for successive annual periods, provided that such continuance is specifically approved at least annually by (i) the vote of the Board, or by the vote of a majority of the outstanding voting securities of the Fund and (ii) the vote of a majority of the Fund’s Independent Board Members, in accordance with the requirements of the 1940 Act.

(c) This Agreement will automatically terminate in the event of its “assignment” (as such term is defined for purposes of Section 15(a)(4) of the 1940 Act).

(d) After the termination of this Agreement, the Management Company shall not be entitled to compensation for further services provided hereunder, except that it shall be entitled to receive from the Fund within 30 days after the effective date of such termination all unpaid reimbursements and all earned but unpaid fees payable to the Management Company prior to termination of this Agreement, including any deferred fees. The Management Company shall promptly upon termination:

(i) Deliver to the Board a full accounting, including a statement showing all payments collected by it and a statement of all money held by it, covering the period following the date of the last accounting furnished to the Board;

(ii) Deliver to the Board all assets and documents of the Fund then in custody of the Management Company; and

(iii) Cooperate with the Fund to provide an orderly management transition.

(e) Without the approval of holders of a majority of the Shares entitled to vote on the matter, or such other approval as may be required under the mandatory provisions of any applicable laws or regulations, or other provisions of the Declaration of Trust, the Management Company shall not: (i) modify this Agreement except for amendments that do not adversely affect the rights of the shareholders; (ii) appoint a new Management Company (other than a sub-Management Company pursuant to the terms of this Agreement and applicable law); (iii) sell all or substantially all of the Fund’s assets other than in the ordinary course of the Fund’s business or as otherwise permitted by law; or (iv) except as otherwise permitted herein, voluntarily withdraw as the Management Company unless such withdrawal would not affect the tax status of the Fund and would not materially adversely affect the shareholders; or (v) cause the merger of the Fund.

(f) The Fund may terminate the Management Company’s interest in the Fund’s revenues, expenses, income, losses, distributions and capital by payment of an amount equal to the then present fair market value of the terminated Management Company’s interest, determined by agreement of the terminated Management Company and the Fund. If the Fund and the Management Company cannot agree upon such amount, the parties will submit to binding arbitration which cost will be borne equally by the Management Company and the Fund. The method of payment to the terminated Management Company must be fair and must protect the solvency and liquidity of the Fund. When the termination is voluntary, the method of payment will be presumed to be fair if it provides for a non-interest bearing unsecured promissory note with principal payable, if at all, from distribution which the terminated Management Company otherwise would have received under the program agreement had the Management Company not been terminated. When the termination is involuntary, the method of payment will be presumed to be fair if it provides for an interest bearing promissory note maturing in not less than five years with equal installments each year.

10. Governing Law. This Agreement shall be governed, construed and interpreted in accordance with the laws of the State of New York, provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act. To the extent that the provisions of this Agreement are inconsistent with the 1940 Act, the mandatory provisions of the 1940 Act shall control.

11. Conflicts of Interest and Prohibited Activities.

(a) The Management Company is not hereby granted or entitled to an exclusive right to sell or exclusive employment to sell assets for the Fund.

(b) The Management Company shall not: (i) receive or accept any rebate, give-up or similar arrangement that is prohibited under the North American Securities Administrators Association’s Omnibus Guidelines Statement of Policy (the “Omnibus Guidelines”) or applicable federal or state securities laws; (ii) participate in any reciprocal business arrangement that would circumvent provisions of the Omnibus Guidelines or applicable federal or state securities laws governing conflicts of interest or investment restrictions; or (iii) enter into any agreement, arrangement or understanding that would circumvent the restrictions against dealing with affiliates or promoters under the Omnibus Guidelines or applicable federal or state securities laws; or (v) enter into any agreement, arrangement, or understanding that would circumvent the Omnibus Guidelines.

(c) The Management Company shall not directly or indirectly pay or award any fees or commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential shareholder; provided, however, that this subsection shall not prohibit the payment to a registered broker-dealer or other properly licensed agent of properly disclosed sales commissions or other compensation (including cash compensation and non-cash compensation (as such terms are defined under Financial Industry Regulatory Authority Rule 2310)) for selling or distributing Shares, including out of the Management Company’s own assets, including those amounts paid to the Management Company under this Agreement.

(d) The Management Company covenants that it shall not permit or cause to be permitted the Fund’s funds to be commingled with the funds of any other person and the funds will be protected from the claims of affiliated companies and creditors of the affiliated companies.

12. Access to Shareholder List.

If a shareholder requests a copy of an alphabetical list of names, addresses and business telephone numbers of the shareholders of the Fund along with the number of equity shares held by each of them (the “Shareholder List”), the Management Company is hereby authorized to request a copy of the Shareholder List from the Fund’s transfer agent and send a copy of the Shareholder List to any shareholder so requesting the Shareholder List. The Management Company and the Board shall be liable to any shareholder requesting the list for the costs, including attorneys’ fees, incurred by that shareholder for compelling the production of the Shareholder List, and for actual damages suffered by any shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder List is to secure such list of shareholder or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a shareholder relative to the affairs of the Fund.

13. Notices. Any notice under this Agreement shall be given in writing, addressed and delivered or mailed, postage prepaid, to the other party at its principal office or to such other address as to which the recipient shall have informed the other party in writing.

Unless specifically provided elsewhere, notice given as provided above shall be deemed to have been given, if by personal delivery, on the day of such delivery, and, if by facsimile and mail, on the date on which such facsimile or mail is sent.

14. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

[Remainder of Page Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties hereto caused their duly authorized signatories to execute this Agreement as of the day and year first written above.

AMG COMVEST SENIOR LENDING FUND

By:	~~/s/ Cecilio M. Rodriguez~~
Name: Cecilio M. Rodriguez
Title: Chief Financial Officer

COMVEST CREDIT MANAGERS, LLC

By:	~~/s/ Cecilio M. Rodriguez~~
Name: Cecilio M. Rodriguez
Title: Chief Financial Officer

[Signature Page to the Investment Management Agreement]

VOTE IN PERSON
You may attend the special meeting held on September 24, 2025 at the offices of Fund at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at 11:00 A.M. Eastern Time and vote during the special meeting.

VOTE BY PHONE – (561) 727-2000

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on September 23, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to AMG Comvest Senior Lending Fund, Attn: Vice President, 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

AMG COMVEST SENIOR LENDING FUND

All members of the Board of Trustees who considered the following proposals recommend you vote FOR the following proposals:	**For**	**Against**	**Abstain**
1. Approval of a new investment advisory agreement (the "New Investment Advisory Agreement") for AMG Comvest Senior Lending Fund with Comvest Credit Managers, LLC (the "New Investment Advisory Agreement Proposal")	☐	☐	☐
2. Approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the Special Meeting to approve the New Investment Advisory Agreement Proposal (the "Adjournment Proposal")	☐	☐	☐

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature (PLEASE SIGN WITHIN BOX) Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available on the U.S. Securities and Exchange Commission website at www.sec.gov or on our website at www.wealth.amg.com.

PROXY
AMG COMVEST SENIOR LENDING FUND
Special Meeting of Shareholders to be held on September 24, 2025
This proxy is solicited on behalf of the Board of Trustees

The undersigned hereby constitutes and appoints Michael Altschuler, Cecilio Rodriguez, Thomas Disbrow, and Maureen Kerrigan, and each of them, with power of substitution to each, proxies to represent the undersigned and to vote, as designated on the reverse side of this form, all Common Shares of AMG Comvest Senior Lending Fund held of record by the undersigned at the close of business on September 2, 2025 that the undersigned is/are entitled to vote if present at the Special Meeting of Shareholders to be held at 360 S. Rosemary Avenue, Suite 1700, West Palm Beach, Florida 33401 at 11:00 A.M. Eastern Time, on September 24, 2025 and any adjournment or postponement thereof and further authorize(s) such proxies to vote such shares in their discretion upon such other business as may properly come before the Special Meeting of Shareholders and any adjournment or postponement thereof. The undersigned hereby acknowledge(s) receipt of the Proxy Statement. The undersigned hereby revoke(s) all proxies heretofore given by the undersigned to vote at the Special Meeting of Shareholders and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE NEW INVESTMENT ADVISORY AGREEMENT PROPOSAL (ITEM 1) AND FOR THE ADJOURNMENT PROPOSAL (ITEM 2). IT WILL BE VOTED IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED PROXY ENVELOPE.

Continued and to be signed on reverse side